SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2011

priceline.com Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-25581	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal office)	(zip code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment to the Current Report on Form 8-K of priceline.com Incorporated (the “Company”), dated June 2, 2011, updates information provided under Item 5.07, Submission of Matters to a Vote of Security Holders, related to the Company’s 2011 Annual Meeting of Shareholders, which was held on June 2, 2011 (the “2011 Annual Meeting”).

Item 5.07.                                          Submission of Matters to a Vote of Security Holders.

At the Company’s 2011 Annual Meeting, as previously reported, the advisory proposal to approve the future frequency of advisory votes on executive compensation received the following votes:

1 Year:	36,151,487
2 Years:	285,705
3 Years:	3,977,297
Abstain:	28,915
Broker non-votes:	2,526,996

After considering these results and other factors at its July 22, 2011 meeting, the Company’s Board of Directors decided that the Company will hold annual advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRICELINE.COM INCORPORATED

	By:	/s/ Daniel J. Finnegan
		Name:	Daniel J. Finnegan
		Title:	Chief Financial Officer

Date: July 22, 2011